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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 AUGUST 16, 2005


                          BLACK WARRIOR WIRELINE CORP.
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             (Exact name of registrant as specified in its charter)


DELAWARE                                 0-18754                      11-2904094
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(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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ITEM 8.01.        OTHER EVENTS

         On August 16, 2005, the Company issued a press release announcing its results of operations and other financial information for the three and six months ended June 30, 2005 and that the letter of intent dated April 28, 2005 with Centre Partners Management LLC and Centre Southwest Partners LLC had expired. The text of the press release is attached as an exhibit to this Current Report.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of business acquired.
                    Not applicable

         (b)  Pro forma financial information
                    Not applicable

         (c)  Exhibits:

              99.1  Press Release dated August 16, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    BLACK WARRIOR WIRELINE CORP.





Dated: August 16, 2005                       By:  /s/ William L. Jenkins
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                                                  William L. Jenkins, President




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